SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	May 24, 2002

VIRAGE LOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31089	77-0416232

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

46501 Landing Parkway, Fremont, California 94538

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	(510) 360-8000

Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.2
EXHIBIT 99.3

This Amendment No. 1 on Form 8-K/A (this “Amendment”) hereby amends Item 7 of the Current Report on Form 8-K filed on June 7, 2002 by Virage Logic Corporation, a Delaware corporation (“Virage Logic”), relating to the acquisition of In-Chip Systems, Inc., a California corporation (“In-Chip”). Virage Logic is filing this Amendment to include the historical financial information required with respect to In-Chip and the pro forma financial information required with respect to the acquisition of In-Chip. The following financial statements required by Item 7 are filed as part of this Amendment.

Statements made in this Amendment, other than statements of historical fact, are forward-looking statements, including, for example, statements relating to Virage Logic’s anticipated financial effects of the acquisition of In-Chip and Virage Logic’s products, customers and business prospects. Forward-looking statements are subject to a number of known and unknown risks and uncertainties, which might cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include Virage Logic’s ability to integrate In-Chip and its products into Virage Logic and to maintain and develop relationships with existing In-Chip customers, Virage Logic’s ability to overcome the challenges associated with establishing licensing relationships with semiconductor companies, Virage Logic’s ability to obtain royalty revenues from customers in addition to license fees, business and economic conditions generally and in the semiconductor industry in particular, competition in the market for embedded memories and SoC logic platforms, and other risks including those described in Virage Logic’s Annual Report on Form 10-K for the period ended September 30, 2001, filed with the Securities and Exchange Commission (“SEC”) on December 19, 2001, and in Virage Logic’s other periodic reports filed with the SEC, all of which are available from Virage Logic or from the SEC’s website (www.sec.gov), and in news releases and other communications. Virage Logic disclaims any intention or duty to update any forward-looking statements made in this Amendment.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:

The required financial statements are included hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information:

The required pro forma financial information is included hereto as Exhibit 99.3.

(c)	The following exhibits are included as part of this report:

2.1	Agreement and Plan of Reorganization dated May 4, 2002 by and among Virage Logic Corporation, In-Chip Acquisition, Inc. and In-Chip Systems, Inc.(1)(2)

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release issued by Virage Logic Corporation dated May 7, 2002(1)

99.2	Financial Statements of In-Chip Systems, Inc.

99.3	Pro Forma Financial Information

(1)	Incorporated by reference to exhibits to the Current Report on Form 8-K filed on June 7, 2002.

(2)	Confidential treatment granted.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

VIRAGE LOGIC CORPORATION

By:	/s/ James R. Pekarsky

James R. Pekarsky Vice President, Finance and Chief Financial Officer

Date: August 7, 2002

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Reorganization dated May 4, 2002 by and among Virage Logic Corporation, In-Chip Acquisition, Inc. and In-Chip Systems, Inc. (1)(2)

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release issued by Virage Logic Corporation dated May 7, 2002(1)

99.2	Financial Statements of In-Chip Systems, Inc.

99.3	Pro Forma Financial Information

(1)	Incorporated by reference to exhibits to the Current Report on Form 8-K filed on June 7, 2002.

(2)	Confidential treatment granted.